Exhibit 4.1

EXECUTED

AMENDMENT NO. 4 TO AMENDED AND RESTATED
LOAN AGREEMENT

This Amendment No. 4 to Amended and Restated Loan Agreement (this “Amendment”) dated as of March 19, 2004 is entered into among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Existing Borrowers”), Charleston Station, LLC, a Nevada limited liability company (as a new Borrower under the Loan Agreement, referred to herein as “Charleston”), Station Casinos, Inc. (“Parent”), and Bank of America, N.A., as Administrative Agent (“Administrative Agent”), with reference to the Amended and Restated Loan Agreement dated as of September 18, 2002 among the Existing Borrowers, Parent, the Lenders party thereto, and the Administrative Agent (as amended, the “Loan Agreement”).  The Loan Agreement has previously been amended by amendments dated as of January 24, 2003, July 14, 2003, December 18, 2003.  Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

The Existing Borrowers, Charleston, Parent and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 12.2 of the Loan Agreement, agree to amend the Loan Agreement with reference to the following facts:

A.            Pursuant to Section 2.6 of the Loan Agreement, the Borrowers have requested an increase to the amount of the credit facilities provided thereunder from $365,000,000 to $500,000,000 (the “Increased Commitment”).

B.            Bank of America, N.A., Deutschebank Trust Company Americas, Lehman Commercial Paper Inc., Wells Fargo Bank, National Association, Credit Lyonnais U.S. Bank National Association and Hibernia National Bank (collectively, the “New Lenders”) have each agreed to assume a portion of the Increased Commitment in the amounts set forth below their signatures to this Amendment, either by way of an increase to their Pro Rata Share or, in the case of those of the New Lenders which have not heretofore been a party to the Loan Agreement, by way of the assumption of a Pro Rata Share.

C.            Charleston is the owner of certain real property located in Las Vegas, Nevada, upon which Parent and the Borrowers intend to construct a new casino, hotel and entertainment complex, tentatively to be known as “Red Rock Station Hotel & Casino.”

D.            Parent and the Existing Borrowers desire to designate Charleston as an additional Borrower pursuant to Section 6.12 of the Loan Agreement.

E.             Parent and the Borrowers desire to amend the Loan Agreement to accommodate these transactions and certain other matters.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.             Defined Terms.  Section 1.1 of the Loan Agreement is hereby amended to delete the definition of “Annual Basket” and so that the following definitions set forth therein read in full as follows:

“Commitment” means, subject to Sections 2.5, 2.6 and 2.7, $500,000,000.

“Red Rock Completion Date” means the date upon which the proposed Red Rock Station Hotel & Casino project to be located on the Red Rock Property is substantially complete and legally open for business to gaming and hotel patrons.

“Red Rock Property” means the approximately 67.61 acres of real property owned by Charleston Station, LLC and located on the southeast corner of the intersection of the Beltway (I-215) and Charleston Boulevard in Clark County, Nevada (APN 164-01-111-001).

“Red Rock Capital Expenditures” means Capital Expenditures associated with the design, development, construction or outfitting of the Red Rock Property in an aggregate amount not to exceed $525,000,000.

2.             Section 7.8 - Liens and Negative Pledges – Increase to Aircraft Deposit Basket .  Section 7.8(g) of the Loan Agreement is hereby amended to read in full as follows:

“(g)  Liens consisting of Cash deposits to secure obligations of Parent or any Restricted Subsidiary under an operating lease of one or more aircraft provided that the aggregate amount of such deposits does not exceed $10,000,000;”

3.             Section 7.16 – Basket Expenditures.  Section 7.16 of the Loan Agreement is hereby amended to read in full as follows:

“7.16       Basket Expenditures.  Make or commit to make any Basket Expenditure in any Fiscal Year if, giving effect thereto, the aggregate Basket Expenditures made or committed to be made following January 1, 2004 (other than Red Rock Capital Expenditures) would exceed the Aggregate Basket, provided that prior to the Red Rock Completion Date, the aggregate amount of Basket Expenditures (other than Red Rock Capital Expenditures) shall not exceed $400,000,000.

4.             Joinder of Charleston as an additional Borrower.  Concurrently herewith, Charleston shall execute a Joinder Agreement and thereby become an additional Borrower under the Loan Agreement.  Charleston hereby joins in each of the Notes heretofore delivered to the Lenders as an additional maker, and agrees to deliver to each Lender requesting the same an allonge to its note confirming its status as a co-Borrower and co-maker of such Notes.

5.             Joinder of New Lenders.  By executing this Amendment in the space provided below, each New Lender joins in the Loan Agreement as an additional Lender, with a Pro Rata Share of the Commitment as set forth on the signature pages hereto.

6.             Conditions Precedent to Amendment.  The effectiveness of this Amendment is conditioned upon receipt by the Administrative Agent of the following:

(a)           Counterparts of this Amendment executed by all parties hereto;

(b)           The Borrowers shall have executed new Notes in favor of each of the New Lenders, in the amount of their respective Pro Rata Shares;

(c)           The Borrowers shall have paid to the Administrative Agent for the benefit of each of the New Lenders upfront fees in respect of the Increased Commitments in amounts set forth in a fee letter among Parent, the Borrowers, the Administrative Agent and the Lead Arranger, and shall have paid to the Lead Arranger the arrangement fee specified therein.

(d)           Certificates of Senior Officers of Parent, the Borrowers and the Sibling Guarantors attaching resolutions of the Parent, each of the Borrowers and the Sibling Guarantors authorizing the increase to the Commitment, the extension of the Sibling Guarantees to guaranty the Commitment (as so increased) and the execution, delivery and performance of the instruments documents and agreements contemplated by this Amendment;

(e)           written consents of each of the Sibling Guarantors to the execution, delivery and performance hereof, substantially in the form of Exhibit A hereto;

(f)            modifications to each of the Deeds of Trust in  recordable format and reasonably acceptable to the Administrative Agent confirming the increase of the Commitments from $365,000,000;

(g)           assurances from the Title Company that it is prepared to issue such endorsements with respect to the title insurance policies held by the Administrative Agent in respect of the Deeds of Trust (i) assuring their continued perfection and priority in the context of this Amendment and the modifications described in (f), and confirming the amount of title insurance coverage associated therewith as $500,000,000;

(h)           such appraisals and flood certifications as the Administrative Agent may reasonably require;

(i)            a Certificate of a Senior Officer of Parent certifying that incurrence by Borrowers of the Obligations will not violate the Indentures governing any Subordinated Obligations;

(j)            Opinions of counsel similar to those delivered on the Closing Date and in any event reasonably acceptable to the Administrative Agent;

(k)           Written consent of the Requisite Lenders as required under Section 12.2 of the Loan Agreement, substantially in the form of Exhibit B hereto; and

(l)            Such other assurances as the Administrative Agent may reasonably require.

7.             Representations and Warranties. Borrowers hereby represent and warrant that no Default or Event of Default has occurred and remains continuing.

8.             Consent of Parent.  The execution of this Amendment by Parent shall constitute its consent, in its capacity as guarantor under the Parent Guaranty, to this Amendment.

9.             Confirmation.  In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

10.           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of California.

11.           Counterparts.  This Amendment may be executed in any number of counterparts each of which, when taken together, will be deemed to be a single instrument.

(signature page follows)

IN WITNESS WHEREOF, Parent, Borrowers and the Administrative Agent have executed this Amendment as of the date first above written by their duly authorized representatives.

STATION CASINOS, INC.

BOULDER STATION, INC.

LAKE MEAD STATION, INC.

PALACE STATION HOTEL & CASINO, INC.

SANTA FE STATION, INC.

SUNSET STATION, INC.

FIESTA STATION, INC.

FIESTA STATION HOLDINGS, LLC

LAKE MEAD STATION HOLDINGS, LLC

TEXAS STATION, LLC (By: STATION CASINOS, INC., its member) and

CHARLESTON STATION, LLC

By:	Glenn C. Christenson /s/
Glenn C. Christenson, acting for the foregoing as:

(i) Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer of Station Casinos, Inc.;

(ii) Manager of Fiesta Station Holdings, LLC, Lake Mead Station Holdings, LLC, and Charleston Station, LLC; and

(iii) Senior Vice President and Treasurer of each of the other Borrowers

BANK OF AMERICA, N.A., as Administrative Agent

By:	Janice Hammond /s/
Janice Hammond, Vice President

“New Lenders”

BANK OF AMERICA, N.A.

Existing Pro Rata Share [if any]	$30,000,000

Assumed Pro Rata Share pursuant to this Amendment	$40,000,000

Total Pro Rata Share (giving effect to this Amendment)	$70,000,000

BANK OF AMERICA, N.A.

By:	Scott L. Faber /s/
Name:	Scott L. Faber
Title:	Managing Director

Address for Notices:

Bank of America, N.A.
Gaming & Leisure Industries
Mail Code:  CA9-706-17-54
555 S. Flower Street, 17th Floor
Los Angeles, CA 90071
Attn:  Scott L. Faber, Managing Director
Telephone:  213/345-1196
Telecopier:  213/345-1215

DEUTSCHE BANK TRUST COMPANY AMERICAS

Existing Pro Rata Share [if any]	$30,000,000

Assumed Pro Rata Share pursuant to this Amendment	$20,000,000

Total Pro Rata Share (giving effect to this Amendment)	$50,000,000

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	Steven P. Lapham /s/
Name:	Steven P. Lapham
Title:	Managing Director

Address for Notices:

Attn:
Telephone:
Telecopier:

LEHMAN COMMERCIAL PAPER, INC.

Existing Pro Rata Share [if any]	$45,000,000

Assumed Pro Rata Share pursuant to this Amendment	$5,000,000

Total Pro Rata Share (giving effect to this Amendment)	$50,000,000

LEHMAN COMMERCIAL PAPER, INC.

By:	G. Andrew Keith /s/
Name:	G. Andrew Keith
Title:	Authorized Signatory

Address for Notices:

Lehman Commercial Paper, Inc.
745 7th Ave., 16th Fl.
New York, NY 10019
Attn:  Priyanka Mathew
Email:  pmathew@lehman.com
Telephone:  212/526-6560
Telecopier:  212/520-0450
Tax ID Number:  #13-2501865

Wiring instructions:  Citibank NYC, ABA# 021000089, A/C # 30434133
LCPI Bank Loans Ref: Palace Stations

WELLS FARGO BANK, NATIONAL ASSOCIATION

Existing Pro Rata Share [if any]	$50,000,000

Assumed Pro Rata Share pursuant to this Amendment	$10,000,000

Total Pro Rata Share (giving effect to this Amendment)	$60,000,000

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	Clark A. Wood /s/
Name:	Clark A. Wood
Title:	Vice President

Address for Notices:

Wells Fargo Bank, National Association
3800 Howard Hughes Parkway, 4th Floor
Las Vegas, NV 89109
Attn:  Clark A. Wood
Telephone:  702/791-6351
Telecopier:  702/791-6365

CREDIT LYONNAIS NEW YORK BRANCH

Existing Pro Rata Share [if any]	$20,000,000

Assumed Pro Rata Share pursuant to this Amendment	$35,000,000

Total Pro Rata Share (giving effect to this Amendment)	$55,000,000

CREDIT LYONNAIS NEW YORK BRANCH

By:	Attila Koc /s/
Name:	Attila Koc
Title:	Senior Vice President

Address for Notices:

Credit Lyonnais
515 S. Flower Street, Suite 2200
Los Angeles, CA 90071
Attn:  Donald Schubert
Telephone:  213/362-5956
Telecopier:  213/623-3437

U.S. BANK NATIONAL ASSOCIATION

Existing Pro Rata Share [if any]	$5,000,000

Assumed Pro Rata Share pursuant to this Amendment	$20,000,000

Total Pro Rata Share (giving effect to this Amendment)	$25,000,000

U.S. BANK NATIONAL ASSOCIATION

By:	Dale Parshall /s/
Name:	Dale Parshall
Title:	Vice President

Address for Notices:

U.S. Bank National Association
Commercial Loan Servicing Department
555 SW Oak St., PL7
Portland, OR 97204
Attn:  Lennie Regalado, Participation Specialist
Telephone:  503/275-5960
Telecopier:  503/275-4600

HIBERNIA NATIONAL BANK

Existing Pro Rata Share [if any]	$10,000,000

Assumed Pro Rata Share pursuant to this Amendment	$5,000,000

Total Pro Rata Share (giving effect to this Amendment)	$15,000,000

HIBERNIA NATIONAL BANK

By:	Brandon Harrington /s/
Name:	Brandon Harrington
Title:	AVP

Address for Notices:

Hibernia National Bank
333 Travis Street, 3rd Floor
Shreveport, LA 71101
Attn:  Jennifer Henry
Telephone:  318/674-3751
Telecopier:  318/674-3758

Exhibit A

CONSENT OF SIBLING GUARANTORS

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

Each of the undersigned hereby consents to the execution, delivery and performance by the Parent Borrowers of Amendment No. 4 to the Loan Agreement, the increase of the Commitment from $365,000,000 to $500,000,000, and the joinder of Charleston Station, LLC as an additional Borrower under the Loan Agreement.

Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that the Sibling Guaranty remains in full force and effect in accordance with its terms, and is effective to guarantee the entire amount of the Commitment (as so increased).

Dated:                     , 2004

TROPICANA STATION, INC.
GV RANCH STATION, INC.
GREEN VALLEY STATION, INC.
DURANGO STATION, INC.
STATION HOLDINGS, INC.
PALMS STATION, LLC
SUNSET STATION LEASING COMPANY, LLC (By:   STATION CASINOS, INC., its member)
TOWN CENTER STATION, LLC (formerly known as RED ROCK STATION HOLDINGS, LLC)
CHARLESTON STATION, INC.
RANCHO STATION, LLC (By: STATION CASINOS, INC., its manager)

By:	Glenn C. Christenson /s/

Glenn C. Christenson, acting as:
(i)  Senior Vice President, Chief Financial Officer and Treasurer of Tropicana Station, Inc. and GV Ranch Station, Inc.;
(ii) Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of Green Valley Ranch Station, Inc.;
(iii)  President and Treasurer of Durango Station, Inc. and Station Holdings, Inc.;
(iv) Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer of Station Casinos, Inc.;
(v)   President, Treasurer and Assistant Secretary of Palms Station, LLC and Charleston Station, Inc.; and
(vi)  Manager of Town Center Station, LLC

VISTA HOLDINGS, LLC

By:	Richard Haskins /s/
Richard Haskins, Manager

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	March 28	, 2004

Bank of America, N.A.
[Name of Lender]

By:	Scott L. Faber /s/
Name:	Scott L. Faber
Title:.	Managing Director

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	March 8, 2004

Deutsche Bank trust Company Americas
[Name of Lender]

By:	Steven P. Lapham /s/
Name:	Steven P. Lapham
Title:.	Managing Director

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	March 8, 2004

Lehman Commercial Paper, Inc.
[Name of Lender]

By:	G. Andrew Keith /s/
Name:	G. Andrew Keith
Title:.	Authorized Signatory

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	March 18, 2004

Wells Fargo Bank NA [Name of Lender]

By:	Clark A. Wood /s/
Name:	Clark A. Wood
Title:.	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	March 18, 2004

Credit Lyonnais New York Branch [Name of Lender]

By:	Attila Koc /s/
Name:	Attila Koc
Title:.	Senior Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	March 8, 2004

U.S. Bank National Association [Name of Lender]

By:	Scott J. Bell /s/
Name:	Scott J. Bell
Title:.	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	March 8, 2004

Hibernia National Bank [Name of Lender]

By:	Rick Larsen /s/
Name:	Rick Larsen
Title:.	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	March 2, 2004

Comerica West Incorporated
[Name of Lender]

By:	Eoin P. Collins /s/
Name:	Eoin P. Collins
Title:.	President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	March 4, 2004

Bank of Hawaii
[Name of Lender]

By:	Lysa Lai /s/
Name:	Lysa Lai
Title:.	Officer

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	March 4, 2004

Commerzbank AG, New York and Grand Cayman Branches
[Name of Lender]

By:	Werner Schmidbauer /s/
Name:	Werner Schmidbauer
Title:.	SVP

By:	Karla Wirth /s/
Name:	Karla Wirth
Title:.	AVP

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	March 4, 2004

Bank of Scotland
[Name of Lender]

By:	Joseph Fratus /s/
Name:	Joseph Fratus
Title:.	First Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	March 8, 2004

The CIT Group/Equipment Financing, Inc.
[Name of Lender]

By:	Michael J. Misulonas /s/
Name:	Michael J. Misulonas
Title:.	Senior Credit Analyst

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	, 2004

KZH CYPRESSTREE-1 LLC
[Name of Lender]

By:	Hi Hua /s/
Name:	Hi Hua
Title:.	Authorized Agent

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	, 2004

KZH ING-2 LLC
[Name of Lender]

By:	Hi Hua /s/
Name:	Hi Hua
Title:.	Authorized Agent

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of September 18, 2002 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead and Fiesta Holdings, the “Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 4 to Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	, 2004

KZH STERLING LLC
[Name of Lender]

By:	Hi Hua /s/
Name:	Hi Hua
Title:.	Authorized Agent